NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund

Supplement dated June 12, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
Effective for shares purchased on or after July 1, 2013, the information under the heading “Purchasing Class A Shares without a Sales Charge” beginning on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

Purchases of $1 million or more of Class A shares have no front-end sales charge.  You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Fund in this Prospectus) at one time.  Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above.  However, a contingent deferred sales charge (CDSC) applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
•	if no finder’s fee was paid; or
•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	0.75%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.  If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest.  This minimizes the CDSC you pay.  Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses.  If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

2.	Effective immediately, the following supplements the information under the heading “Medallion Signature Guarantee” beginning on page 27 of the Prospectus:

No medallion signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

3.
Effective immediately, and through August 23, 2013, the following supplements the information under the heading “Investing with Nationwide Funds – Waiver of Class A Sales Charges” on page 20 of the Prospectus:

Front-end sales charges on Class A shares are waived for former shareholders of the HighMark Tactical Growth & Income Allocation Fund and HighMark Tactical Capital Growth Allocation Fund ("HighMark Allocation Funds") who purchase such Class A shares using the redemption proceeds in connection with any redemption of their shares of the HighMark Allocation Funds as of the date hereof or the proceeds from the liquidation of the HighMark Allocation Funds.  Solely for purposes of this Class A sales charge exemption, the Funds may accept third party checks representing HighMark Allocation Fund liquidation proceeds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE